Exhibit 99.1

Investor Presentation

Vicor Technologies, Inc. A Medical Diagnostic Company Dedicated to the Commercialization Of Breakthrough Risk Stratification Technology

Safe Harbor Statement This presentation contains forward-looking statements. Forward- looking statements are often signaled by forms of words such as should, could, will, might, plan, projection, forecast, expect, guidance, potential and developing. Actual results could vary materially from those expected due to a variety of risk factors, including whether the Company will continue as a going concern and successfully raise proceeds from financing activities sufficient to fund operations and clinical trials, the uncertainty of successful completion of any such clinical trial, the fact that the Company has not succeeded in commercializing any products and other factors identified in our Annual Report on Form 10-K for the fiscal year ended December 31, 2008 and subsequent filings with the Securities and Exchange Commission. The Company undertakes no obligation to update the results of these forward- looking statements to reflect events or circumstances after today or to reflect the occurrence of unanticipated events.

Overview Vicor Technologies is commercializing innovative non-invasive diagnostic products using its patented, proprietary PD2i Algorithm and software for cardiovascular and trauma use. The PD2i Algorithm and software risk stratifies target populations to predict future pathological events. The PD2i algorithm and software are a revolutionary technology designed to be used as a new and accurate vital sign.

PD2i Analyzer Large Total Potential Market Opportunity 70 Million Potential Patient Population $8.2 Billion Annual Market for PD2i

Key Facts Stock Price (8/31/09) $0.94 52 Week Range $0.20 - $1.45 Shares Outstanding (6/30/09) 37,045,548 Market Capitalization (8/31/09) $53,580,000 Volume (3 month average) 19,000 Cash (6/30/09) $209,000** Insider Ownership 25% Employees and Consultants 13 Fiscal Year December 31 ** On July 20th, the Company announced the sale of an aggregate amount of 8% Convertible Notes due 2011 amounting to $1,505,000

Investment Highlights Life saving technology Proprietary, patented platform technology Addresses substantial medical markets, U.S. and International Multi-billion dollar opportunity Substantial cost savings to public and private insurers High margin, high operating profit products Quick to market Development work essentially complete Targeting markets which enjoy positive regulatory climate First 510 (k) marketing clearance in Dec. 08; expect to file and receive approval for additional 510 (k) amendments over the next 6-12 months Large physician shareholder base / early adoptees Attractive business model Revenue "sharing"; not solely dependent on reimbursement Short adoption cycle due to low cost, ease of use Highly experienced management team; world-class Scientific Advisory Board

PD2i Analyzer The Analyzer is the platform for all Vicor diagnostic products. PD2i Analyzer--510(k) clearance received 12/29/08 Vicor is currently commercializing its first three proprietary medical products for use in cardiovascular, trauma, and diabetic diagnostics: PD2i Analyzer for Diabetic Autonomic Neuropathy (DAN)- Ongoing Clinical Trials PD2i VS (Vital Sign) - Ongoing Clinical Trials PD2i CA (Cardiac Analyzer) - Ongoing Clinical Trials

PD2i Advantages User Friendly Data Acquisition Triage - easily deployed in a portable monitor Sudden Cardiac Death (SCD) - simple noninvasive test (ECG, Holter) Forgiving of Data Issues Derailing Other Methods Highly Accurate High Incentive for Physician Use More definitive and higher quality patient care Minimal disruption to office patient flow Simple to use with "positive"/"negative" result

PD2i Analyzer Application Diabetic Autonomic Neuropathy (DAN) Large untapped market 18,000,000 U.S. diabetics ADA recommends annual screening Autonomic Neuropathic Complications (Silent Killer) Heart Disease (1 Heart Attack every 20 seconds) Hypertension (1in 4 have high blood pressure) Kidney Disease (47,000 waiting for kidney transplant) Nerve Disease Autonomic Imbalance causes end-organ damages Physicians can regulate medications reducing or eliminating ANS Dysfunction Anticipated 510(k) Clearance - Q4 2009

PD2i VS PD2i VS is being developed in collaboration with the U.S. Army to assess the severity of injury and risk of imminent death for trauma victims. Civilian sector opportunity: Broad use to risk stratify patients in trauma and emergency response situations (in excess of 38,000,000 annual events). Anticipated FDA 510(k) Marketing Clearance by Q4 2009

PD2i VS Collaborative Research & Development Agreement (CRADA) U.S. Army Institute of Surgical Research (USAISR) Project: "Capture and Analysis of Prehospital Trauma Vital Signs for Enhanced Remote Triage and Prediction of Life Saving Interventions." Predict Injury Severity and Outcome in the Critically Injured Using the PD2i Algorithm USAISR Exploring Ways to Assess: Severity of injury Probability of survival of critically injured combat casualties and critically ill civilian patients Collaboration with the U.S. Army

PD2i VS USAISR Study #1 USE OF HEART-RATE COMPLEXITY TO DETERMINE THE NEED FOR LIFE SAVING INTERVENTIONS IN COMBAT CASUALTIES Abnormal HRC values exhibited in all patients Those requiring LSI's had Min PD2i values < 1 Findings suggest utility of PD2i for diagnosis of need for LSI

PD2i VS Study of 325 trauma patients 20 deaths All were identified by low PD2i value 14 deaths with low PD2i value had NO life saving intervention performed Source: "Assessment of the PD2i Score in Adult Severe Trauma"

PD2i VS PD2i VS Trauma Patient's PD2i During Normal Sinus Rhythm Followed by Cardiac Arrest and Resuscitation

PD2i VS PD2i VS PD2i-VS Monitor During Transport with Stable Patient

PD2i VS PD2i VS PD2i-VS Monitor During Transport with Patient's Condition Worsening

PD2i CA SCD is not a Heart Attack A Heart Attack is an "Internal Plumbing Problem" SCD is caused by breakdown of the heart-brain axis SCD is swift and unexpected 95% of victims of SCD die outside of hospital SCD often occurs in asymptomatic individuals Sudden Cardiac Death

PD2i CA The PD2i CA is able to accurately risk stratify patients into those at high or low risk of suffering a fatal arrhythmic event, or SCD within a six month time frame. Anticipated FDA 510(k) Marketing Clearance in 2H 2009 SCD is the leading cause of natural death in the U.S. each year with more than 300,000 reported cases.

PD2i CA

- **Huge at-risk Patient Population in Need of Cardioverter/Defibrillators (ICD) Under Current Implantation Guidelines.**
  - Post Myocardial Infarction = 7,900,000 (MADIT-II Trial)
    - Ischemic cardiomyopathy i.e. prior myocardial infarction, and left ventricular dysfunction with ejection fraction [EF] </= 30%.
  - Congestive Heart Failure = 5,200,000 (SCD-HeFT Trial)
    - Nonischemic dilated cardiomyopathy (> 9-month history) in NYHA class II-III with EF </= 35%.
  - Other = 2,000,000
    - Class IV heart failure who meet criteria for cardiac resynchronization therapy.

- **Fatal Ventricular Tachyarrhythmia**
  - Treatment = Implantable Cardioverter/Defibrillator (ICD)
  - Expensive ~ $75,000 per patient (over entire lifespan)
  - <u>Total health care cost = $900 Billion (assumption: 12M implants)</u>

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PD2i CA

Inappropriate & Over-Implantation of ICDs

- 76% of ICDs Implanted Never Fired Appropriately (SCD-HeFT)[1,2]
- 80% of SCD victims DO NOT meet current criteria for ICD
- Current Risk-Stratification Criteria Leads to Over/Under Implantation
- Tremendous Need for Accurate Risk Stratification Methods
- Currently 20 ICD's Implanted to Save One Life

1. Moss AJ, Zareba W, Hall WJ, et al. Prophylactic implantation of a defibrillator in patients with myocardial infarction and reduced ejection fraction. N Engl J Med 2002;346:877-83.

2. Bardy GH, Lee KL, Mark DB, et al. Amiodarone or a Implantable Cardioverter-Defibrillator for Congestive Heart Failure. N Engl J Med 2005;352:225-37.

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PD2i CA What can it do? Both these patients meet current ICD implantation guidelines. How does a physician risk stratify these patients? Which one will receive a costly ICD? BN 032 BN 160 The PD2i CA Can Accurately Risk Stratify Patients!

PD2i CA Analysis of a 20-minute sample of ECG data PD2i CA would have predicted which patient required an ICD and which did not. PD2i can save lives and health care costs. Negative PD2i Test Result Risk Stratification

PD2i CA Analysis of a 20-minute sample of ECG data PD2i CA would have predicted which patient required an ICD and which did not. PD2i can save lives and health care costs. Positive PD2i Result Risk Stratification

PD2i CA Skinner, Pratt, Vybiral (1993) American Heart Journal, 125:731- 743. 37 Total Enrolled, 7 Rejections, 30 Completed Study 2. Prospective Human Clinical Study (Emergency Room, 5 Tertiary Care Hospitals, Philadelphia, Newark, Camden, Detroit, Allentown). 918 Total Enrolled, 173 Rejections, 745 Completed Study. 3. MIT-BI PhysioBank Study. 44 Total , 11 Rejections, 33 Analyzed. True Positive (7) False Positive (4) False Negative (0) True Negative (19) Sensitivity = 100% Specificity = 83% True Positive (23) False Positive (104) False Negative (1) True Negative (617) Sensitivity = 96% Specificity = 86% True Positive (17) False Positive (3) False Negative (0) True Negative (13) Sensitivity = 100% Specificity = 81% Confirmatory Clinical Studies Data

PD2i CA The "MUSIC" Data "Prognostic Significance of Point Correlation Dimension Algorithm (PD2i) in Chronic Heart Failure Patients" MERTE SUBITA EN INSUFFICIENCIA CARDIACA 651 Class II/III Congestive Heart Failure Patients 52 Verified Arrhythmic Deaths Patients Followed for a Mean of 44 Months Patients Received Digital ECG and Holter Recordings on enrollment The PD2i CA will analyze Initial ECG and Holter Recordings Analysis has been performed by the University of Rochester Findings will be the Basis for FDA 510(k) Marketing Notification for SCD in Q4 2009

PD2i CA Positive Regulatory & Reimbursement Climate CMS-CAG-00175R3 March 2006 Might be Mandated Low Barrier to Profitability for Vicor: Software product Razor/Razorblade Business Model Development costs already incurred Not Driven Solely by Large Reimbursement Pricing Flexibility High Margin = High Profitability Strong Business Model

PD2i CA Large Potential Market Opportunity 5 Million Heart Failure 1-2 Million Other 12 Million High Risk Patients 24 Million Tests Annually $2.4 Billion Market for PD2i Cardiac Analyzer 8 Million Post MI

PD2i Marketing Plan Diabetic Autonomic Neuropathy (DAN) Ongoing clinical data collection for FDA Indication Beta Test in 3 shareholder practices-May -August Development of marketing materials is ongoing Targeted marketing of shareholder practices- 2H 2009 Roll out of sales personnel and distributors-Q4 2009 Sudden Cardiac Death CPT code process is in early stages Beta tests in several practices- August- November Cedars Sinai Medical Group-Los Angeles Other shareholder practices Thought Leader seminars- Q4 2009 Roll out of sales personnel and distributors-Q4 2009

PD2i Marketing Plan (cont'd) International India Distribution contract signed Revenue generation should start Q4 2009 Europe and elsewhere Early part of CE Mark process In discussions with several distribution partners

Milestones FDA Approval of PD2i as HRV Measurement 12-29-08(c) Anticipated DAN 510(k) Clearance 2H 2009 Anticipated 510(k) Clearance-Trauma-PD2i VS 2H 2009 Anticipated International Product Launch, PD2i Analyzer and PD2i CA 2H 2009 Anticipated 510(k) Clearance-PD2i CA 2H 2009

Intellectual Property U.S. Patent No. 5,709,214, Patent issued 1/20/1998, PD2i Electrophysiological Analyzer U.S. Patent No. 5,720,294, Patent issued 2/24/1998, PD2i Electrophysiological Analyzer 3. U.S. Patent No. 7,076,288, Patent issued 7/11/2006, Method and System for Detecting and/or Predicting Biological Anomalies (applications filed in Armenia, Australia, Azerbaijan, Belarus, Brazil, Canada, China, Costa Rica, Europe, Hong Kong, India, Israel, Japan, Kazakhstan, Kyrgyzstan, Mexico, Moldova, New Zealand, Russia, South Africa, South Korea, Tajikistan, and Turkmenistan - patents have begun to issue)

Intellectual Property (cont'd) 4. U.S. Patent No. 7,276,026, Patent issued 10/2/2007, Method and system for detecting and/or predicting cerebral disorders 5. Patent applied for 1/14/2005, PCT/US2006/001176, Knowledge Determination System (Lie Detection) (applications filed in Australia, Canada and Europe) 6. Patent applied for 8/2006, PCT/US07/077175, Automated Noise Reduction System for Predicting Arrhythmic Deaths (applications filed in Canada, China, Europe, India, Israel, Japan, Mexico, and South Korea) 7. Other patent applications, which are not yet public, have also been filed.

Vicor Management Employees and Consultants David Fater - President and CEO Over 13 years experience as a senior executive with 3 public healthcare companies. Spent 24 years as a senior international partner with Ernst & Young. Dr. James Skinner, Ph.D. - Director of Grant R&D Extensive experience as a scientist and manager of large research and development projects. Professor of Medicine at Baylor College of Medicine. Recipient of many research grants. Principal investigator of a program that operated 5 laboratories and 3 core facilities. Dr. Jerry Anchin, Ph.D. - Director of R&D 25 year's accumulated experience in the biotechnology diagnostic and medical device sector. Actively involved in immunology, molecular biology, and drug discovery.

Vicor Management

Employees and Consultants

- **Dr. Daniel N. Weiss, M.D.,F.A.C.C. – CMO**
  - Extensive experience as a practicing cardiologist and electrophysiologist.
  - Partner of Florida Arrhythmia Consultants. Director of the Jim Moran Heart and Vascular Center since 1994.
  - Consultant to Medtronics, St. Jude Medical, and Guidant.
- **Dr. Richard M. Cohen, Ph.D. - Business Development**
  - 30 year's experience in worldwide operations and sourcing.
  - COO of four health care companies, including two medical device companies.
- **Christopher Broadbridge- ANS Clinical Development/Marketing**
  - 25 year's accumulated experience as clinical specialist and product manager.
  - Pioneering team member in development of the Anscore Health Management System for measuring HRV and ANS dysfunction.
  - Provided technical and medical writing and training to physicians.

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Vicor Management Employees and Consultants Jules Mitchel, Ph.D., MBA - Director of Regulatory Affairs Software and Programming: Corporate Information Technologies, Inc. Bruce Gaster- Extensive experience with systems integration Chesney & Associates Lloyd Chesney- Extensive experience with medical practices and devices Southwest Research Institute Keith Bartels-Extensive experience with medical devices and medical engineering

Scientific Advisory Board

- **Mark E. Josephson, M.D.**
  - Chief of Cardiology at Beth Israel Deaconness Medical Center.
  - Author of “Clinical Cardiac Electrophysiology”.
  - Scientific Advisor to over 20 companies.
- **Hein J. J. Wellens, M.D.**
  - Professor & Chairman of Department of Cardiology Academisch Ziekenhuis Maastricht.
  - Director of Interuniversity Cardiology Institute of the Netherlands.
- **Richard M. Luceri, M.D., F.A.C.C.**
  - Director Interventional Arrhythmia Center, Holy Cross Hospital.
  - Clinical investigator in MADIT II Trial.
  - Clinical investigator & Principal Author SCD-HeFT Trial.
- **Jules Mitchel, Ph.D., MBA**
  - Founder and President/CEO Target Health Inc. NYC.

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Scientific Advisory Board Robert G. Hauser, M.D., F.A.C.C., FHRS Senior Consulting Cardiologist - Minneapolis Heart Institute Chairman Cardiovascular Services Division at Abbott Northwestern Hospital Chief Executive Officer of Cardiac Pacemakers, Inc -acquired by Guidant Jonathan Kaplan, M.D., M.P.H. Medical Director of Fidelis Care in New York Former Medical Director for Excellus Blue Cross Blue Shield David Chazanovitz CEO of Alveolus, Inc. - emphasizing non-vascular stents Former CEO of Cambridge Heart, Inc. Edward F. Lundy, M.D., Ph.D. Chief of Cardiothoracic Surgery at Good Samaritan Hospital Ph.D. in Physiology with focus on altered-state physiologies (hibernation)

Investment Highlights Life saving technology Proprietary, patented platform technology Addresses substantial medical markets, U.S. and International Multi-billion dollar opportunity Substantial cost savings to public and private insurers High margin, high operating profit products Quick to market Development work essentially complete Targeting markets which enjoy positive regulatory climate First 510 (k) marketing clearance in Dec. 08; expect to file and receive approval for additional 510 (k) amendments over the next 6-12 months Large physician shareholder base / early adoptees Attractive business model Revenue sharing; not dependent on reimbursement Short adoption cycle due to low cost, ease of use Highly experienced management team; world-class Scientific Advisory Board

Ongoing Clinical Trials & Market Potential Trial Name Market Indication Patient Market Size (Millions) MUSIC SCD 12 DANCE Diabetic Neuropathy 18 BIRST Neuro-ICU 0.5 CASA SCD-Student Athletes US NCAA Population USAISR Trauma Armed Forces Population Kidney Failure SCD-Dialysis 2 CARE-e Cardiac Rehab 12 MGH Trauma ICU/Mobile Triage 38 UMMC Trauma ICU/Mobile Triage 38 Mississippi Blood Bank Internal Bleeding 38

PD2i Analyzer Large Total Potential Market Opportunity 70 Million Potential Patient Population $8.2 Billion Market for PD2i

Thank You. Vicor Technologies, Inc. 2300 NW Corporate Blvd.,Suite 123 Boca Raton, FL 33431 Phone: (800) 998-9964 Fax: (561) 995-2449 www.vicortech.com